UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 20, 2006

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas	1-10560	74-2211011
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Technology Drive, Angleton, Texas	77515
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the registrant’s press release dated December 20, 2006, announcing that the shareholders of Pemstar Inc., at a special meeting of shareholders, approved the agreement and plan of merger dated October 16, 2006, among Benchmark Electronics, Inc., Autobahn Acquisition Corp. and Pemstar, Inc. pursuant to which Autobahn Acquisition Corp. will merge with and into Pemstar Inc. and Pemstar Inc. will survive the merger as the wholly owned subsidiary of Benchmark Electronics, Inc.  Benchmark Electronics, Inc. and Pemstar Inc. have entered into a definitive merger agreement pursuant to which Pemstar Inc. will become a wholly owned subsidiary of Benchmark Electronics, Inc.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release Dated December 20, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: December 21, 2006	By:	/s/ Cary T. Fu
Cary T. Fu
Chief Executive Officer